UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2024

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10th Floor, Tower A, No. 68 First Helong Road

Baiyun District, Guangzhou City, Guangdong Province,

CN 510440

 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-60846616

Room 1811, Xinghuo Keji Plaza, No. 2 Fufeng Road

Fengtai District, Beijing, CN 100070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNET	NASDAQ Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Octomber 3, 2024, Pau Chung Ho resigned as a director of ZW Data Action Technologies Inc. (the “Company”) and as a member of the Company’s audit, compensation, and nominating and corporate governance committees. Mr. Pau’s resignation did not result from any disagreement with the Company.

On that same day, Mr. Chung Wang Yiu (Ron) was appointed to fill the vacancy created from Mr. Pau’s resignation. On that same day, the Company also appointed Fernando Chen and Kelvin Choi as new independent directors. Their biographies are provided below:

Chung Wang Yiu (Ron), age 36, is an experienced marketing professional with a robust background in regional marketing, specializing in a diverse range of sectors including e-commerce, B2C lifestyle, corporate, and B2B technology brands. Since November 2020, Mr. Yiu has been served as the Content Lead APAC, Foodpanda, Bangkok, where he oversees the marketing strategies for Hong Kong and Cambodia, managing regional marketing campaigns and execution. From June 2018 to November 2020, Mr. Yiu served as Senior Account Executive of TEAM LEWIS, Hong Kong. At TEAM LEWIS, he managed content development, social media management, client servicing, regional coordination, media relations, and influencer engagement for high-profile clients such as Equinix, Ferrari, Foreo, NTT Ltd., Skyscanner, Sophos, and The LYCRA Company. From August 2017 to May 2019, Mr. Yiu served as Account Executive of Newell Public Relations, Hong Kong. At Newell Public Relations, Mr. Yiu was responsible for content development, social media management, media relations, and event support for clients including Adobe, Belkin, GfK, Parallels, and Software AG. From August 2015 to March 2017, Mr. Yiu worked as Project Coordinator of Creative Concept Construction, Hong Kong where he managed client servicing, coordination with internal and external parties, document preparation, and administrative support, including reporting and database updates. Mr. Yiu holds a Bachelor of Arts (Hons) in Translation from Lingnan University. With a strong track record in integrated communications, Mr. Yiu brings expertise in digital marketing, copywriting, social media management, project management, influencer engagement, and public relations.

Fernando Chen I-Ting, age 41, brings over 15 years of specialized experience in commercial sales within the public authority, law enforcement, and defense industry sectors in South-East Asia. He has developed a deep understanding of the industry’s unique requirements and challenges, demonstrating a consistent ability to manage extensive sales operations, cultivate robust client relationships, and deliver high-value solutions. Since 2019, Mr. Chen has served as Partner and Asia Commercial Sales Program Manager of Marck & Balsan Group, responsible for the Taiwan, the Philippines, Vietnam, and Japan markets. Between 2014 and 2019, Mr. Chen worked as partner and Asia sales at GK Pro Group, a company focusing on law enforcement personal protection gear. Prior to that, Mr. Chen worked at Seggan International Limited, apprenticed in trading materials and equipment across multiple international markets including the United States, Europe, New Zealand, Japan, and Taiwan. Mr. Chen holds a Bachelor's degree in Marketing from the University of Auckland and has continually refined his skills through various certifications. Mr. Chen brings in extensive background and strategic insight in the Asia region.

Kelvin Choi Hio Tong, age 41, has over two decades of extensive experience across a diverse range of industries encompassing fintech, real estate valuation and financing, quick service restaurant integrations, customer engagement, supermarket automation, transport systems, digital marketing, accounting platforms, tourism, and security software products. Mr. Choi is actively involved in property real estate investment and is a member of the Australian Property Investment Association (APIA) and the New Zealand Property Investors’ Federation (NZPIF). Since 2013, Mr. Choi served as a director of Amazing Solutions Limited, a software development company specialized in software solutions. Since 2022, Mr. Choi also served as a chief engineer for TASK Group Holdings (ASX: TSK) and its holding company PAR Technology Corporation (NYSE:PAR), a leading provider of technology solutions for the global hospitality sector. Between 2008 and 2010, Mr. Choi served as Intermediate Developer for Marshal Software Limited. Prior to that, Mr. Choi was a junior developer at Affinity iD. Academically, Mr. Choi holds a Master’s Degree in Software Engineering with Honors from the University of Auckland, as well as a Bachelor’s Degree from Auckland Howick College. Mr. Choi brings a comprehensive blend of technical acumen and business insight to drive innovation and deliver substantial value across various sectors.

The Company has determined that each Mr. Yiu, Mr. Chen and Mr. Choi qualifies as independent director as such term is defined by Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”) and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

None of Mr. Yiu, Mr. Chen, or Mr. Choi has any family relationships with any of the executive officers or directors of the Company. Additionally, there have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Yiu, Mr. Chen, or Mr. Choi had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2024		ZW Data Action Technologies Inc.

	By:	/s/ Handong Cheng
Name: Handong Cheng Title: Chief Executive Officer and Acting Chief Financial Officer